Development to Production:
Closing the Valuation Gap

Presentation June, 2007

Cautionary & Disclaimer Statements

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Safe Harbour under the United States Private Litigation Reform Act of 1995: Except for statements of historical fact relating to the Corporation, certain information contained herein constitutes "forward-looking statements" within the meaning of the United States Private Litigation Reform Act of 1995 and equivalent Canadian legislation. Forward-looking statements are frequently characterized by words such as "plan," "expect," "project," "intend," "believe," "anticipate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved in interpreting drilling results and other geological data, fluctuating metal prices, the possibility of project cost overruns or unanticipated costs and expenses, uncertainties relating to the availability and costs of financing needed in the future and other factors, as well as those factors discussed in or referred to in the annual report of the Company on Form 10-KSB-A filed with the United States Securities and Exchange Commission. The Corporation undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change. The reader is cautioned not to place undue reliance on forward-looking statements.

DISCLAIMER

The information contained herein relating to companies other than Western Goldfields, while obtained from sources which we believe are reliable, is not guaranteed as to its accuracy or completeness. The contents of this presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to purchase any securities referred to herein.

CAUTIONARY NOTE TO U.S INVESTORS CONCERNING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES

This presentation uses the terms "Measured", "Indicated" and "Inferred" Resources. United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an Inferred Mineral Resource will ever by upgraded to a higher category. Under Canadian rules, estimates of Inferred Mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. United States investors are also cautioned not to assume that all or any part of an Inferred Mineral Resource exists, or is economically or legally mineable.

COST OF SALES

Cost of sales per ounce is calculated by dividing the total cost of sales by ounces sold. Cost of sales includes mine site operation costs such as mining, processing, administration, royalties and production taxes, but is exclusive of amortization, reclamation, capital and exploration costs. The measure, along with gold ounces sold, is considered to be a key indicator of a company's ability to generate operating earnings and cash flow from its mining operations.

Western Goldfields®

A Unique North American Gold Opportunity

Full production January 2008

- Only multi-million ounce U.S. reserve not controlled by a major gold company
- 2.8 million ounce gold Reserve
- An additional 1.1 million ounces remain as a Measured and Indicated Resource
- Fully permitted
- Fully financed
- 160,000 – 170,000 ounces of gold annually from 2008-2015
- $350 cost of sales 2008-2015
- $108.6 million initial capital expenditures

Western Goldfields®

Proven Leadership and Mining Track Record

- Randall Oliphant, *Chairman*
- Ray Threlkeld, *President and Chief Executive Officer*
- Brian Penny, *Chief Financial Officer*
- Paul Semple, *Vice President of Projects*
- Wes Hanson, *Vice President of Mine Development*
- Julie Taylor, *Director of Investor Relations*

Western Goldfields®

The Mesquite Mine

- A large, high-quality North American resource
- Low-risk, permitted mine and processing site
- Attractive economics
- Significant upside potential
- Fully financed


Mesquite Project
Route 78
UNITED STATES
PACIFIC OCEAN
Las Vegas
Bakersfield
Lancaster
Santa Clarita
Glendale
Los Angeles
Long Beach
Oceanside
Escondido
San Diego
Tijuana
Ensenada
Mexicali
San Luis Rio Colorado
Phoenix
Peoria
Mesa
Chandler
Golfo de California

Western Goldfields®

The Mesquite Mine



Western Goldfields®

The Mesquite Mine

- 4.0 million ounces mined 1985–2001
- 2.8 million ounces Proven and Probable Reserves
- 1.1 million ounces Measured and Indicated Resources
- Conventional truck and shovel mining
- Run-of-mine heap leaching
- Pre-stripping and construction underway
- Production expected January 2008
- Excellent exploration upside



①
②
③
④
⑤
⑥
LEGEND
Resource Outline
New Leachpad
1 New Leach Pad
2 Mine Facilities Infrastructure
3 Vista Resource
4 Rainbow Resource
5 Big Chief/Cholla Resource
6 North Big Chief Resource

Western Goldfields®

The Mesquite Mine



First Load Western Mesquite Mine June 13, 2007 2:50 PM PST



First Pattern Western Mesquite Mine June 14, 2007



Western Goldfields®

Capital Cost Summary

	US Millions
Mining fleet	$ 73.3
Leach pad	16.5
Plant and infrastructure	15.3
Environmental	2.1
Contingency	1.4
Total Startup Capital Expenditures	108.6
Sustaining Capital Expenditures	6.3
Total LOM Expenditures	$114.9

Western Goldfields®

Cost of Sales

		US$/Ounce 2008-2015
Cost of sales per ounce before royalties		$ 331
California gold tax		5
Royalties		14
Estimated cost of sales/ounce		350
Estimated cost of sales/ounce (LOM)		355
Total capital ($ millions LOM)	$ 114.9	
Total ounces of gold recovered	1,874,000	
Capital cost per ounce recovered (LOM)		61
Total costs per ounce		$ 416

Western Goldfields®

Moving to Production

- Full Production expected January 2008
- One full quarter ahead of feasibility study schedule
- Estimated 160,000 – 170,000 ounce annual production 2008 – 2015
- Estimated 12 year mine life
- 22 months from management change to production
- Closing the valuation gap from developer to producer
- Re-rating of share price expected

Western Goldfields®

Fully Financed ($US)

- $59.0 million net equity offering – January 2007
- $105 million credit facility finalized – June 2007
- $87.3 million for Mesquite Mine expansion
- $57.1 million in treasury at end of first quarter 2007

Western Goldfields®

Gold Forward Sales Program

- Required to hedge 429,000 ounces of gold (23% of recoverable reserve)
- Flat forward hedge contracts at $801 per ounce
- 66,000 ounces annually – approximately 100,000 ounces of annual production remain leveraged to gold price
  - 5,500 ounces per month July 2008–December 2014
- Forward sales revenue pays over 90% of annual operating cost

Western Goldfields®

Economics

Gold Price Assumption	IRR After Tax	NPV (O%) (millions)	Average Annual Cash Flow 2008-2015 (millions)	Average Annual Cash Flow per Share 2008-2015	Average Annual Earnings per Share 2008-2015
Analysts' Consensus $650/$600/$550	29%	$278	$35.7	$0.29	$0.19
$700	38%	$416	$45.5	$0.37	$0.27
$800	44%	$511	$51.6	$0.42	$0.33

All cases include 429,000 ounce flat forward hedge program

Western Goldfields®

Continued Upside from Exploration

- Gold Reserves increased from 2.4 million ounces to 2.8 million ounces
- Brownie Hill discovery – 200,000 ounces
- $450 - $500 pit shell – 200,000 ounces
- Total gold Resources (including Reserves) increased from 3.7 million ounces to 3.9 million ounces
- Expect to convert additional 150,000 ounces of Inferred Resources to Proven and Probable Reserves
- Brownie Hill zone open to the South
- Exploration continues for oxide and deep sulfide mineralization

Western Goldfields®

Future Plans—Unlocking Value


A
Brownie Hill
Big Chief
Rainbow
N
A'
Vista
$500 Pit
Limit
Mesquite Mine Drill Plan
0 500 1000 1500 2000 2500
(Units = Feet)

Western Goldfields®

Brownie Grade—Thickness Map

LEGEND

GRADE - THICKNESS

Grade-thickness
≥ 10.0
≥ 7.5 < 10.0
≥ 5.0 < 7.5
≥ 2.5 < 5.0
≥ 2.0 < 2.5

N. Big Chief (Brownie) Pit Boundary 5/2007 design

Brownie Hill Reserve

Scale (Ft.)


open
BROWNIE HILL RESERVE
open

Western Goldfields®

Vista Pit Cross Section



Current Topography
$500 Vista Pit
Ox/Non-ox Boundary
OPEN?
OPEN?
OPEN?
OPEN?
OPEN?
Scale
500 ft.
Contoured Block Grades >= 0.012 opt Au

Western Goldfields®

Closing the Valuation Gap

- Full production expected January 2008
- Moving from developer to producer
- Initial cash flow expected by January 2008
- Currently trading at $77 per ounce enterprise value of Proven and Probable Reserves
- Market re-rating expected from developing to producing company

Western Goldfields®

Valuation Comparables


Enterprise Value per Reserve Ounce
Company
Aurizon
$434
Sino Gold
$313
Gammon Lake
$253
Alamos
$252
Western Goldfields
$77
$61
$138
Enterprise Value of $77 per ounce
plus Life-of-Mine capital of $61 per ounce
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
Enterprise Value ($US)

Western Goldfields®

Valuation Comparables

COMPARABLE TRADING ANALYSIS

Company	Enterprise Value (US$ mm)	Market Cap [1] (US$ mm)	Price / 0% NAV (ratio)	Price / 3% NAV (ratio)	Price / 6% NAV (ratio)	P&P Reserves [2] (mm oz)	Total Resources [2,3] (mm oz)	EV / Reserve (US$/oz)	EV / Resource (US$/oz)
Producers									
Gammon Lake	$1,509	$1,624	0.5x	0.7x	0.9x	6.0	17.9	$253	$84
Sino Gold	$865	$848	1.2x	1.4x	1.6x	2.8	4.6	$313	$187
Northgate	$530	$795	0.9x	0.9x	0.9x	5.1	10.1	$105	$52
Alamos Gold	$518	$524	1.0x	1.1x	1.2x	2.1	3.9	$252	$133
Aurizon	$508	$478	0.7x	0.9x	1.0x	1.2	4.2	$434	$122
Jaguar	$353	$421	0.7x	0.8x	0.9x	0.8	4.1	$459	$85
Richmont	$52	$68	0.7x	0.7x	0.8x	0.2	1.3	$254	$39
Average			**0.8x**	**0.9x**	**1.1x**	**2.6**	**6.6**	**$296**	**$100**
Western Goldfields	**$214**	**$288**				**2.8**	**4.2**	**$77**	**$51**
Exploration/Development									
Gabriel Resources	$910	$1,161	0.8x	0.9x	1.0x	8.9	15.4	$102	$59
Miramar Mining	$803	$1,014	0.8x	1.0x	1.1x	0.3	10.7	nmf	$75
Minefinders	$572	$700	0.7x	0.8x	1.0x	5.4	8.1	$107	$71
Arizona Star	$455	$466	N/A	N/A	N/A	11.7	16.4	$39	$28
Metallica Resources	$385	$476	0.8x	0.9x	1.0x	2.9	6.7	$131	$58
Average			**0.8x**	**0.9x**	**1.1x**	**5.8**	**11.4**	**$95**	**$58**

Source: BMO CM Equity Research, Company Reports and Bloomberg

Note: Net Asset Values calculated as at Mar 31, 2007 at $655/oz 2007, $675/oz 2008, $700/oz 2009, and $550/oz long-term

1. Fully diluted in-the-money market capitalization
2. Gold equivalent reserves and resources calculated at $550/oz gold and $12.50/oz silver (base metal resources not included)
3. Resources are inclusive of reserves

Development to Production



350
200
150
100
%Change
50
0
50
0
FEASIBILITY STUDY
AUGUST 06
PRE-PRODUCTION MINING
JUNE 07
PRODUCTION—JANUARY 08
1 6 11 16 21 26 31 36 41 46 51 56 61 66 71 76 81 86 91 96 101 106 111 116 121
Weeks
ARZ.T
WGI.T

Western Goldfields®

Key Investor Data

▪ Listing / symbol	TSX : WGI NASDAQ OTC BB : WGDF.OB
▪ Shares outstanding June 14, 2007	
- Basic	113,631,153
- Options	13,594,150
- Warrants	15,881,180
- Fully diluted	143,106,483
▪ Management and Directors	
- Basic	5,851,251 (5.1%)
- Fully diluted	16,884,584 (11.8%)
▪ Market capitalization *(June 14, 2007 @ $2.01/share)*	
- Basic	$228 million
- Fully diluted	$288 million
- Fully diluted enterprise value	$214 million

Western Goldfields®

Summary

- Estimated 160,000 – 170,000 ounces of annual gold production: 2008 – 2015
- Estimated $350 cost of sales per ounce: 2008 – 2015
- $355 cost of sales per ounce: Life-of-Mine
- $108.6 million initial capital cost
- $114.9 million Life-of-Mine capital cost
- 12-year mine life

Western Goldfields®

Strategic Growth

- Disciplined approach—low risk North American opportunities
- Management team with reputation of value recognition and execution
- Re-rating expected from developer to producer should allow Western Goldfields to gain competitive currency

Western Goldfields®